ADVANCE CAPITAL I, INC.

STATEMENT OF ADDITIONAL INFORMATION

Retail Shares and Institutional Shares

	Retail Shares Ticker Symbols	Institutional Shares Ticker Symbols
Retirement Income Fund	ADRIX	ADRNX
Balanced Fund	ADBAX	ADBNX
Equity Growth Fund	ADEGX	ADENX
Core Equity Fund	ADCEX	ADCNX

This Statement is not a Prospectus but should be read in conjunction with the Funds’ current Prospectus dated April 30, 2014 (the “Prospectus”).  Much of the information contained in this Statement of Additional Information expands upon the subjects discussed in the Prospectus.  No investment should be made without first reading the Prospectus.  You may receive a copy of the Prospectus by calling 800-345-4783 or by writing to us at the following address:

Advance Capital I, Inc.

P.O. Box 3144

Southfield, MI  48037

The Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2013, which has been distributed to shareholders of each Fund pursuant to Section 30(d) of the Investment Company Act of 1940, is incorporated into this Statement of Additional Information by reference.  A copy of the Annual Report will be provided without charge by writing to the Company at the address shown above or by calling us at the telephone number shown above.

April 30, 2014, as revised October 27, 2014

i

DESCRIPTION OF THE FUNDS

Advance Capital I, Inc. (the Company) was organized on March 6, 1987, as a Maryland Corporation.  The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified, management investment company.  Currently, the Company offers two classes of stock (Retail Shares and Institutional Shares) of four distinct investment portfolios (the “Advance Capital I Funds”).  The Advance Capital I Funds are the Retirement Income Fund, the Balanced Fund, the Equity Growth Fund and the Core Equity Fund.

Each Advance Capital I Fund has its own investment objectives and policies.  The following policies supplement the investment objectives and policies set forth in the Company’s Prospectus.  The percentage limitations included in these policies apply only at the time of purchase.  For example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to sell any securities.

Government Obligations

The Retirement Income Fund, the Balanced Fund and the Equity Growth Fund may each invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  U.S. Government agencies that are supported by the full faith and credit of the U.S. Government include securities of the Federal Housing Administration, the Department of Housing and Urban Developments, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Government National Mortgage Association, the Maritime Administration, and the Small Business Administration.  Generally, as an operating policy, less than 50% of the total assets of the Retirement Income Fund and less than 50% of the bonds in the Balanced Fund will be invested in obligations of the U.S. Government or agencies supported by the full faith and credit of the U.S. Government.  The Equity Growth Fund will have less than 5% of their assets invested in obligations of the U.S. Government or agencies supported by the full faith and credit of the U.S. Government except when, in the opinion of the investment advisor, economic or business conditions warrant a temporary defensive investment position.

The Retirement Income Fund, the Balanced Fund and the Equity Growth Fund may each invest, on a limited basis, in obligations of certain agencies or instrumentalities which do not carry the full faith and credit of the U.S. Government, such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation.  Agencies with limited credit support or no legally required support from the U.S. Government could default on their obligations or suffer reductions in their credit ratings.  The Retirement Income Fund, the Balanced Fund and the Equity Growth Fund will invest in the obligations of such agencies or instrumentalities only when the investment advisor believes the credit risk with respect to the agency or instrumentality is minimal.  As an operating policy, no more than 30% of the total assets of the Retirement Income Fund, no more than 30% of the bonds in the Balanced Fund and no more than 5% of the Equity Growth Fund will be invested in these types of securities.

Yankee Bonds

A Yankee Bond is a foreign bond denominated in U.S. dollars and is registered with the Securities and Exchange Commission (SEC) for sale in the United States.  These securities do not carry currency risk since all payments are made in U.S. dollars.  A Yankee Bond can consist of a foreign corporation or sovereign government.  The Retirement Income Fund and the bond portion of the Balanced Fund can invest a portion of their total assets in these types of securities.  Generally, no more than 20% of each Fund’s total assets will be invested in Yankee Bonds.

Money Market Instruments

The Retirement Income Fund, the Balanced Fund and the Equity Growth Fund anticipate under normal conditions that no more than 20% of their total assets will be invested in high-quality money market instruments.  The Core Equity Fund anticipates under normal conditions that no more than 10% of its total assets will be invested in high-quality money market instruments.  However, under unusual market or economic conditions or for temporary defensive purposes, each Fund may invest up to 100% of its assets in money market instruments.  Money market instruments are defined as commercial paper and bank obligations.  Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Deposit Insurance Corporation.  Investments in bank obligations are limited to the obligations of financial institutions having more than $2 billion in total assets at the time of purchase.  Investments in commercial paper will be limited to issues which have the highest rating, at the time of purchase, by Standard & Poors (“S&P”) or Moody’s Investor Services (“Moody’s”) or, if not rated, are determined by the investment advisor to be of comparable investment quality.

Repurchase Agreements

Each Fund may invest up to 10% of its total assets in repurchase agreements.  Repurchase agreements are treated as loans to the counterparty because they are arrangements between two parties in which banks, broker dealers, and other recognized financial institutions sell short term securities to the Funds at a specified price and agree at the time of sale to buy the security back at a mutually agreed upon time and price.  The Advisor may invest in repurchase agreements for which the counterparty is rated at least A-1, P-1, or F-1 by two or more nationally recognized ratings agencies.  The collateral backing these repurchase agreements can be in the form of U.S. Government securities, investment grade corporate bonds or U.S. equities.  The Funds or their Custodian will take possession of the securities subject to the terms of the repurchase agreements.

The Advisor will monitor such repurchase transactions to ensure that the value of the underlying collateral will be at least 102% of the total amount of the repurchase obligation, including interest.  In the event of a bankruptcy or default of certain sellers of repurchase agreements, the Funds could experience costs and delays in liquidating the underlying security which is held as collateral, and the Funds could incur a loss if the value of the collateral held declines during this period.

Foreign Securities

The Balanced Fund, the Equity Growth Fund and the Core Equity Fund each may invest up to 10% of total assets (excluding reserves) in foreign securities.  These include non-dollar denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as American Depositary Receipts).  Such investments increase the Funds’ diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value).  These risks are heightened for investments in developing countries, and there is no limit on the portion of the fund’s foreign investments that may be made in such countries.

Variable and Floating Rate Instruments

Unrated variable or floating rate instruments will make up not more than 5% of any assets of the Retirement Income Fund, the Balanced Fund or the Equity Growth Fund.  These instruments require the Advisor to monitor closely the earning power, cash flows and other liquidity ratios of the issuers to ensure they can meet payment upon demand.  These instruments often provide a higher yield than money market rates because they are viewed by the issuer and purchaser as longer-term obligations whose pricing may be based on shorter term rates.

Non-Interest-Bearing Securities

Neither the Retirement Income Fund nor the Balanced Fund has invested in non-income-producing securities in the past.  Non-income-producing securities include zero coupon bonds, which pay interest only at maturity; and payment in kind (“PIK”) bonds, which pay interest in the form of additional bonds.  Although there are no plans to do so, as an operating policy, the Retirement Income Fund and the Balanced Fund may invest up to 5% of its assets in such securities.  Should non-interest-bearing securities be held in either of these Funds, there are special tax considerations associated with them.  The Retirement Income Fund will report interest on these securities as income even though no cash interest is received until the security’s maturity or payment date.  Therefore, either of these Funds may have to dispose of some portfolio securities under disadvantageous circumstances to generate cash to satisfy distribution requirements.

Stock Index Futures Contract and Options

The Balanced Fund, the Core Equity Fund, and the Equity Growth Fund may enter into stock index futures contracts (or options thereon) to hedge all or a portion of its equity portfolio, or as an efficient means of regulating its exposure to the equity markets.  These Funds will not use futures contracts for speculation, and will limit the use of futures contracts so that (1) no more than 5% of each Fund’s total assets would be committed to initial margin deposits or premiums on such contracts and (2) immediately after entering into such contracts, no more than 10% of the Core Equity Fund’s total assets, 20% of the Balanced Fund’s total assets or 30% of the Equity Growth Fund’s total assets would be represented by such contracts.  These Funds may also purchase call and put options as well as write covered call and put options on securities and financial indices.  The aggregate market value of each Fund’s portfolio securities covering call options will not exceed 5% of the Core Equity Fund’s net assets, 15% of the Balanced Fund’s net assets or 25% of the Equity Growth Fund’s net assets.  Futures contracts and options can be highly volatile and could reduce each Fund’s total return, and a Fund’s attempt to use such investment for hedging purposes may not be successful.  Successful futures strategies require the ability of the investment advisor to predict future movements in securities prices, interest rates and other economic factors.  Each Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts.  Also, losses from options and futures could be significant if a Fund is unable to close out its position due to disruptions in the market or lack of liquidity.

Regulation as a Commodity Pool Operator.  The Company, on behalf of each Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to each Fund's operations.  Accordingly, the Funds are not currently subject to registration or regulation as a commodity pool operator.

Exchange Traded Funds (ETFs)

These are types of investment companies bought and sold on a securities exchange.  An ETF represents a fixed portfolio of securities designed to track a particular market index.  Subject to the restrictions of the 1940 Act, each Fund may purchase an ETF (including a leveraged ETF) to gain exposure to a portion of the U.S. or a foreign market.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile.  In addition, ETFs have management fees and other expenses that increase their costs and are indirectly paid by the Fund’s investors.

Hybrid Instruments

These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options.  For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index.  Such securities may bear interest or pay dividends at below market or even relatively nominal rates.  Under some conditions, the redemption value of such an investment could be zero.  Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

INVESTMENT POLICIES

The Funds are subject to investment limitations.  If a percentage limitation is satisfied at the time of the investment, a later increase or decrease in the percentage resulting from a change in the value of a Funds’ portfolio securities will not constitute a violation. The portfolio manager will determine, based on current market conditions, when to realign the portfolio within its original investment limitations.  The Funds may be unable to sell certain securities due to low credit ratings or limited market trading.

Fundamental Investment Policies

The following investment policies have been designated as “fundamental” policies, which means that they may only be changed with respect to a particular Fund by a vote of a majority of the shareholders of the Fund.  This means the affirmative vote of the lesser of (a) 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The Retirement Income Fund, the Balanced Fund and the Equity Growth Fund will not:

1.

Issue senior securities or borrow money;

2.

Engage in the business of underwriting securities of other issuers except to the extent that a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 as amended in disposing of investment securities;

3.

Invest more than 25% of each respective Funds’ total assets in any one industry;

4.

Purchase or sell commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, this shall not prohibit the Equity Growth Fund or the Balanced Fund from purchasing publicly traded securities of companies engaging in whole or in part of such activities;

5.

Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

6.

Make loans, except that each Fund may purchase or hold debt securities in accordance with its investment objectives and policies and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

7.

Invest in companies for the purpose of exercising management or control;

8.

Invest in bank obligations having remaining maturities in excess of one year, except that (1) securities subject to repurchase agreements may have longer maturities, and (2) the Retirement Income Fund or the Balanced Fund may invest in bank obligations without regard to maturity;

9.

Purchase securities on margin, make short sales of securities or maintain a short position;

10.

Invest more than 5% of a Funds’ total assets in securities issued by a company which, together with any predecessor company, has been in continuous operation for fewer than three years;

11.

Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or except as permitted by the Investment Company Act of 1940;

12.

Permit the purchase or retention of the securities of any issuer if the officers, directors or trustees of the Company, its advisors or managers owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

13.

Commit more than 10% of their respective net assets to non-liquid securities, including repurchase agreements with maturities longer than seven days, or to securities subject to restrictions on resale;

14.

Purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 15% of the value of each Fund’s total assets may be invested without regard to the 5% limitation; or

15.

Acquire more than 10% of the voting securities of any one issuer.

The Equity Growth Fund will not:

1.

Change its policy of investing so that under normal market and economic conditions at least 80% of its net assets are in equity securities.

The Core Equity Fund will not:

1.

Change its policy of investing so that under normal market and economic conditions at least 80% of its net assets are in equity securities;

2.

Change its classification as a diversified investment company;

3.

Invest more than 25% of its net assets in any one industry or group of industries;

4.

Issue senior securities or borrow money in excess of 33-1/3% of its total assets and as otherwise permitted by the 1940 Act, or pledge, encumber or hypothecate more than 33-1/3% of its total assets as collateral for any such permitted borrowings.  For purposes of this policy, repurchase agreements shall be considered as borrowings that are subject to this limit;

5.

Engage in the business of underwriting securities of other issuers except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of certain investment securities that are considered “restricted securities”;

6.

Purchase or sell commodities futures contracts;

7.

Invest in oil, gas, or other mineral exploration or development programs; provided, however, this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part of such activities;

8.

Purchase or sell real estate, except that the Fund may purchase securities of issuers that deal in real estate, such as real estate investment trusts (“REITs”) and may purchase securities which are secured by interests in real estate; or

9.

Acquire any other investment company or investment company security except as permitted by the 1940 Act.

Generally, the 1940 Act permits a mutual fund to borrow monies or issue senior securities for the purpose of making investments, provided that immediately after such borrowing or issuance of senior securities the mutual fund has “asset coverage” of at least 300% (which means that the fund’s total assets, including the borrowings or proceeds from the senior securities but less all liabilities not represented by the borrowings or senior securities, is at least three times the amount of its total liabilities representing the borrowings or senior securities.  With respect to investing in other investment companies, including ETFs, the 1940 Act allows a mutual fund to make such investments so long as immediately after investing, the fund does not own more than 3% of the voting securities of the acquired fund, the fund does not have more than 5% of its total assets invested in any one other acquired fund and the fund does not have more than 10% of its total assets invested in voting securities or all acquired funds.

Non-Fundamental (Operating) Policies

In addition to the fundamental policies described above, the Core Equity Fund has adopted the following investment policies which are not “fundamental” policies, but are operating policies that may be changed at any time by action of the Board of Directors:

The Core Equity Fund will not:

1.

Invest more than 10% of its total assets in non-liquid securities, including repurchase agreements with maturities longer than seven days, or in securities subject to restrictions on resale; or

2.

Make loans, except repurchase agreements secured by obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or

3.

Purchase securities on margin, make short sales of securities or maintain a short position;

Disclosure of Portfolio Holdings

Non-public portfolio holdings information is disclosed to select brokerage firms and rating agencies.  The Funds do not receive any compensation or consideration, directly or indirectly, in return for distributing information about their portfolio holdings.  At no time is any non-public portfolio holdings information distributed to investors.  Portfolio holdings are provided to bond traders when requested to aid them in finding appropriate fixed income securities for the Retirement Income Fund and the Balanced Fund.  Non-public information about a Fund’s portfolio holdings is also disclosed to rating agencies, such as Morningstar, Standard & Poors or Moody’s, whose purpose in receiving that information is to compile and publish ratings and related information about the Funds.  Generally, the information disclosed to brokers represents the most current portfolio holdings and is typically distributed once per quarter.

The Advisor follows procedures to ensure that non-public information about its portfolio holdings is disclosed only when such disclosure is in the best interest of a Fund and its shareholders.  All requests for information (including lists) on holdings in any of the Funds are forwarded to the portfolio managers.  The Senior Portfolio Manager determines whether or not the request is legitimate and if the information should be provided to the individual(s) or companies.  Release of fund portfolio holdings is limited to those on a “need to know basis” and is always subject to a duty of non-disclosure by the recipient and a duty not to trade on the basis of non-public information.  All other requests are denied.  Any failure to follow these procedures will be reported to the Company’s Chief Compliance Officer.

MANAGEMENT OF THE COMPANY

Advance Capital I, Inc. is managed by a Board of Directors.  The Directors are responsible for managing the company’s business affairs and for exercising all the company’s powers except those reserved for the shareholders.  The Board has designated an Audit Committee comprised of the Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act).  Janice Loichle serves as the Audit Committee’s Chairperson.  The Audit Committee provides oversight regarding the accounting and financial reporting policies and practices, systems of internal controls and independent audit of the Funds.  The Audit Committee has adopted a formal written charter that is available upon request.  Two (2) Audit Committee meetings were held during the last fiscal year.  There are no other committees of the Board.  Officers and Directors of the Company, their addresses, and principal occupations during the last five years, are as follows:

Name and Address	Position(s) and Office(s)	Year Elected as a Director(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held(2)
INTERESTED DIRECTOR(3)
Christopher M. Kostiz One Towne Square Suite 444 Southfield, MI 48076 Age 46	Director and President	2012	President, Advance Capital I, Inc.; Vice President, Advance Capital I, Inc. from prior to 2009 until January 2012; President and Senior Portfolio Manager, Advance Capital Management, Inc.	4	None
DISINTERESTED DIRECTORS
Joseph A. Ahern One Towne Square Suite 444 Southfield, MI 48076 Age 56	Director Independent Chairman	1995 2005	Attorney; President and Shareholder, Ahern & Kill, formerly Ahern Fleury, since March 2009; President and Shareholder; Stark, Reagan, P.C., from prior to March 2009 (Law Firms)	4	Birmingham Bloomfield Bancshares, Inc. (2011 to date)
Susan E. Burns One Towne Square Suite 444 Southfield, MI 48076 Age 52	Director	2008	President, St. John Health Foundation (Healthcare)	4	None
Janice E. Loichle One Towne Square Suite 444 Southfield, MI 48076 Age 66	Director	2001	Retired; former Vice President, Chief Integration Officer and Chief of Local Exchange Operations, XO Communications, Inc. (formerly NEXTLINK Communications); President, NEXTLINK Solutions (Telecommunications)	4	None
Thomas L. Saeli One Towne Square Suite 444 Southfield, MI 48076 Age 57	Director	2000	Chief Executive Officer, JRB Enterprises, Inc. since March 2011 (manufacturing); Chief Executive Officer, Noble International, Ltd. from prior to April 2009 (Automotive Supplier)	4	Noble International, Ltd. (2006 to 2009); Ultralife Corporation (2010 to date)

OTHER OFFICERS
Name and Address	Position(s) and Office(s)	Year Elected as a Director(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held(2)
Kathy J. Harkleroad One Towne Square Suite 444 Southfield, MI 48076 Age 61	Vice President, Chief Compliance Officer and Secretary	1996	Vice President, Chief Compliance Officer and Secretary, Advance Capital I, Inc. and Advance Capital Group, Inc.; Marketing Director, Advance Capital Services, Inc.	4	None
Julie Katynski One Towne Square Suite 444 Southfield, MI 48076 Age 48	Vice President and Assistant Secretary Treasurer	2003 2012	Vice President - Finance, Assistant Secretary & Treasurer, Advance Capital I, Inc. and Advance Capital Group, Inc.	4	None
Joseph Theisen One Towne Square Suite 444 Southfield, MI 48076 Age 53	Vice President	2012	Vice President, Advance Capital I, Inc.; President, Advance Capital Group, Inc.; President, Advance Capital Services, Inc.	4	None

(1)

There is no set term of office for directors and officers.  The independent directors have adopted a retirement policy, which calls for their retirement in the year in which they reach the age of 70.

(2)

This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

(3)

Mr. Kostiz is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, because he is an officer of the Funds’ Advisor.

The Company knows of no arrangements or understandings between a director or officer and any other person pursuant to which a person has been selected as a director or officer.  There is no family relationship between any of the directors and any of the officers of the Company.

Additional Information about the Directors

The following sets forth information about each director’s specific experience, qualifications, attributes and/or skills that serve as the basis for the person’s continued service on the Board.  These encompass a variety of factors, including, but not limited to, their financial and investment experience, academic background, willingness to devote the time and attention needed to serve as a Director, and past experience as directors of the Company, other investment companies, operating companies or other types of entities.  No one factor is controlling, either with respect to the group or any individual.  The inclusion of a particular factor does not constitute an assertion by the Board of Directors or any individual director that a director has any special expertise that would impose any greater responsibility or liability on such director than would exist otherwise.

Christopher M. Kostiz. Mr. Kostiz is currently President of Advance Capital Management, Inc., the Company’s investment advisor. He has served as a portfolio manager for various Advance Capital I, Inc. Funds since 1995.  In this role, he is instrumental in implementing the investment strategies and managing the overall structure of the Funds.  He also serves as the chief investment officer for other investment strategies managed by Advance Capital Management, Inc.  Mr. Kostiz has over sixteen years of experience managing mutual fund assets and holds an MBA in finance from Wayne State University.

Joseph A. Ahern. Mr. Ahern is President of Ahern & Kill, a law firm dedicated to serving business clients.  He has represented business clients for over 25 years in a variety of matters, including investment and financial matters, and has also served on a variety of corporate and charitable boards.  Mr. Ahern is active in the Mutual Fund Directors Forum and the Conference of Fund Leaders.

Susan E. Burns. Ms. Burns is President of the St. John Providence Health System Foundations and formerly President of the Wayne State University Foundation.  In these roles, her duties have included the acquisition, growth and distribution of endowments and other restricted funds generated through philanthropy.  For over 20 years, she has worked directly with investment and finance committees of several large non-profit corporations responsible for setting accounting and investment policies and selecting investment consultants and funds.

Janice E. Loichle. Ms. Loichle, now retired, previously served in various accounting, finance, and operations management positions for both public-owned and privately-held telecommunications companies.  In these capacities, she participated in evaluating businesses for acquisitions, due diligence, and subsequent integration of acquired companies.  Her experience as Controller and Chief Accounting Officer also provided a substantial knowledge base with respect to accounting and other financial matters.  She is Chair of the Board’s Audit Committee, and the Board has determined that she is a “financial expert”.

Thomas L. Saeli. Mr. Saeli is currently the Chief Executive Officer of JRB Enterprises, Inc., a manufacturer of commercial and industrial roofing systems.  Prior to that, Mr. Saeli was a business consultant to senior executives of middle market industrial companies.  He is also a member of the Board of Directors and on the audit committee of Ultralife Corporation, a NASDAQ-traded company, and a member of the board of directors and finance committee of Oakwood Hospital in Dearborn, Michigan.  Mr. Saeli has previous experience as the Chief Executive Officer of a publicly traded company, has worked in a large corporate environment responsible for worldwide acquisitions, has been a partner in a successful private equity firm, and is experienced in operations, finance and accounting.  The Board has determined that Mr. Saeli is a “financial expert”.

Board Leadership Structure

As indicated above, the business and affairs of the Company are managed under the direction of the Board of Directors.  The directors have delegated day-to-day management to the Advisor, subject to the directors’ oversight.  The Board of Directors is currently comprised of five directors, four of whom are not “interested persons” and are therefore considered “independent directors.”  All independent directors serve on the Audit Committee of the Board.  The offices of Chairman of the Board of Directors and President of the Company are held by two different people.  The independent directors have also determined to appoint the Chairman of the Board as the “lead” independent director, and in this capacity he is responsible to review and comment upon advance drafts of Board meeting agendas.  The Board of Directors believes that there is a high and generally equivalent level of engagement and participation demonstrated by and expected of all independent directors, that they have unfettered access to management of the Advisor and that they each play an active and engaged role with respect to oversight responsibilities.

Risk Oversight

The Board considers its role with respect to risk management to be one of oversight rather than active management.  The Company faces a number of types of risks, including investment risk, legal and compliance risk, operational risk (including business continuity risk), reputational and business risk.  The Board recognizes that not all risks potentially affecting the Company can be identified in advance, and that it may not be possible or practicable to eliminate certain identifiable risks.  As part of the directors’ oversight responsibilities, the directors generally oversee the Company’s risk management policies and processes as these are formulated and implemented by the Advisor’s management, particularly its Chief Compliance Officer and her supporting staff.  These policies and processes seek to identify relevant risks and, where practicable, lessen the possibility of their occurrence and/or mitigate the impact of such risks if they were to occur.  Various parties, including management of the Advisor, the Company’s independent registered public accountants and other service providers provide regular reports to the Board on various operations of the Company and related risks and their management.  In particular, the Company’s Chief Compliance Officer regularly reports to the directors with respect to legal and compliance risk management, the Chief Financial Officer reports on financial operations, the Advisor’s Valuation Committee reports regularly to the independent directors, and a variety of other management personnel report on other risk management areas, including the operations of certain affiliated and unaffiliated service providers to the Company.  The Audit Committee maintains an open and active communication channel with both the Company’s personnel and its independent auditor, largely (but not exclusively) through its chair.

Ownership of Fund Shares

The equity securities in the Funds beneficially owned by the directors of the Company as of April 4, 2014, were as follows:

Name of Director	Dollar Range of Equity Securities held in each of the Advance Capital I, Inc. Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the Advance Capital Family of Funds
DISINTERESTED DIRECTORS
Joseph A. Ahern	Retirement Income Fund	$10,001 - $50,000	Over $100,000
	Balanced Fund	Over $100,000
	Equity Growth Fund	$50,001 - $100,000
	Core Equity Fund	$50,001 -$100,000
Susan E. Burns	Retirement Income Fund	$0	Over $100,000
	Balanced Fund	$0
	Equity Growth Fund	Over $100,000
	Core Equity Fund	$0
Janice E. Loichle	Retirement Income Fund	$0	Over $100,000
	Balanced Fund	Over $100,000
	Equity Growth Fund	Over $100,000
	Core Equity Fund	$0
Thomas L. Saeli	Retirement Income Fund	$0	Over $100,000
	Balanced Fund	Over $100,000
	Equity Growth Fund	Over $100,000
	Core Equity Fund	$0
INTERESTED DIRECTOR
Christopher M. Kostiz	Retirement Income Fund	$0	Over $100,000
	Balanced Fund	$50,001 - $100,000
	Equity Growth Fund	$50,001 - $100,000
	Core Equity Fund	$50,001 - $100,000

Compensation

Only the disinterested directors are paid compensation from the Funds for their services as directors.  Directors are also reimbursed for expenses incurred in attending the meetings.  For the period June 1, 2013 through June 30, 2014, the Funds pay quarterly fees of $4,867 to each disinterested director.  The Chairman of the Board receives an additional 50% in compensation.  The Funds did not offer its directors any pension or retirement benefits during or prior to the fiscal year ended December 31, 2013.  The following table provides information regarding the compensation paid to the disinterested directors by the Company with respect to all of its Funds for the year ended December 31, 2013.

Name of Director	Total Compensation
Joseph A. Ahern	$28,776
Susan E. Burns	$19,184
Janice E. Loichle	$19,184
Thomas L. Saeli	$19,184

PROXY VOTING POLICIES AND PROCEDURES

Because some of the Funds may hold various equity securities in their portfolios, they will have the right to vote by proxy on items of business that the issuers of those securities present to shareholders from time to time.  The Company has adopted a proxy voting procedure whereby, subject to oversight from the Company’s Board of Directors, the Advisor of a particular Fund that actually manages the assets of that Fund has been delegated the responsibility for assessing and voting that Fund’s proxies in accordance with the Advisor’s own proxy voting policies and procedures, as applicable.  These policies and procedures include specific provisions to determine when a conflict exists between that Fund and the Advisor or its affiliates.  A copy of the proxy voting policy and procedures of the Advisor is attached to this SAI as Appendix B-1.

An annual record of all proxy votes cast by the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, upon request, by calling (800) 345-4783, or by viewing the Company’s report on Form N-PX on the SEC’s website at http://www.sec.gov.

CODE OF ETHICS

The Company, the Advisor, the Administrator, and the Distributor have each adopted a code of ethics which complies in all material respects with Rule 17j-1 under the 1940 Act.  These codes of ethics are designed to prevent directors, officers and designated employees (“Access Persons”) who have access to information concerning portfolio securities transactions of each of the Funds from using that information for their personal benefit or to the disadvantage of any of the Funds.  The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities which may be purchased or held by the Funds, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low such as open-end mutual fund shares and money market instruments).  Each of the codes of ethics has been filed as an exhibit to the Company’s registration statement of which this SAI is a part, and is available from the Company’s filings on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Controlling Persons

As of April 4, 2014, no individual owned of record or beneficially 25 % or more of the voting securities of any of the Company’s four Funds, and no person controlled any of the Company’s four Funds.

Principal Holders of Securities

As of April 4, 2014, the following persons owned of record or beneficially 5% or more of the outstanding shares of the share classes of the Company’s four Funds.

Name of Fund and Share Class	Name and Address of Beneficial Owner	Number of Beneficial Ownership Shares*	Percentage of Share Class
Retirement Income Fund – Institutional Shares	Carey & Company 7 Easton Oval Columbus, OH 43219	56,631	100.00%
Balanced Fund – Institutional Shares	Ameritrade, Inc. PO Box 2226 Omaha, NE 68103	3,107	15.57%
Balanced Fund – Institutional Shares	Advance Capital Group, Inc. Employee Stock Ownership Plan One Towne Square, Suite 444 Southfield, MI 48076	16,847	84.43%
Equity Growth Fund – Institutional Shares	Carey & Company 7 Easton Oval Columbus, OH 43219	55,653	95.90%
Core Equity Fund – Retail Shares	Robert J. Cappelli 11 Boulder Lane Bloomfield Hills, MI 48304	67,023	6.06%
Core Equity Fund – Institutional Shares	Crittenton Hospital Medical Center Operating Fund 1101 West University Drive Rochester, MI 48307	26,661	67.37%
Core Equity Fund – Institutional Shares	Carey & Company 7 Easton Oval Columbus, OH 43219	12,539	31.69%

* = Rounded to the nearest whole share

Management Ownership

As of April 4, 2014, all directors and officers of the Company, as a group, owned 1,712 Retail Shares of the Retirement Income Fund (0.0% of the total Retail Shares outstanding), 37,419 Retail Shares of the Balanced Fund (0.3% of the total Retail Shares outstanding), 54,547 Retail Shares of the Equity Growth Fund (1.5% of the total Retail Shares outstanding), and 9,426 Retail Shares of the Core Equity Fund (0.4% of the total Retail Shares outstanding).

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor

Advance Capital Management, Inc. (the “Advisor”) serves as investment advisor to each of the Funds. The principal business address of the Advisor is One Towne Square, Suite 444, Southfield, Michigan 48076.  The Advisor is a wholly-owned subsidiary of Advance Capital Group, Inc. (“ACG”), the Administrator and Transfer Agent for the Funds, and ACG is controlled by John C. Shoemaker, Robert J. Cappelli and Raymond A. Rathka, each of whom owns 24.67% of the outstanding voting stock of ACG as of April 4, 2014.  The Advance Capital Group, Inc. Employee Stock Ownership Plan owns 25.99% of the outstanding voting stock of ACG as of April 4, 2014.

The Investment Advisory Agreement provides that the Advisor shall not be held liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad-faith, or gross negligence on the part of the Advisor in the performance of their duties or from reckless disregard by them of their duties and obligations there under.

The Advisor has agreed to pay certain expenses, incurred in connection with its activities under the Investment Advisory Agreement other than the cost of securities, including brokerage commissions, purchased for the Fund.  Specifically, the Advisor will pay for (a) the salaries and employment benefits of all its employees who are engaged in providing these services, (b) adequate office space and suitable office equipment for such employees, (c) all telephone and postage costs relating to such functions.

For services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Advisor receives a fee on an annual basis equal to 0.70% of the average daily net assets for the first $500 million and 0.65% of the average daily net assets exceeding $500 million of the Equity Growth and Balanced Funds and 0.50% of the average daily net assets for the first $500 million and 0.45% of the average daily net assets exceeding $500 million of the Retirement Income Fund and 0.80% of the average daily net assets of the Core Equity Fund.   From time to time, as it may deem appropriate in its sole discretion, the Advisor may waive a portion or all of its advisory fee.  During the fiscal years ended December 31, 2011, 2012 and 2013, the Funds paid the following amounts to the Advisor relating to investment advisory services:

	2011	2012	2013
Retirement Income Fund	$1,361,913	$1,302,102	$1,158,609
Balanced Fund	$1,216,675	$1,131,300	$1,153,764
Equity Growth Fund	$703,504	$607,544	$624,098
Core Equity Fund	$81,904	$86,608	$103,323

As of January 1, 2014, the Retirement Income Fund, Balanced Fund and Equity Growth Fund each held a promissory note in the principal amount of $9,556, $289,209 and $275,082 respectively, payable by the Advisor (the "Promissory Notes").  The Promissory Notes represent amounts owing to the Retirement Income Fund, Balanced Fund and Equity Growth Fund from the Advisor relating to erroneous calculations of per share net asset values by the Advisor that occurred in 2007 and 2008.  Each promissory note is unsecured and is payable over 7 years at an interest rate of 3.5% above the prime rate.  The Promissory Notes may be repaid in full or in part at any time without penalty. For additional information on the Promissory Notes, see Note 4 of the Notes to the Financial Statements appearing in the Annual Report for the year ended December 31, 2013.

Portfolio Manager Compensation

The portfolio managers for the Advance Capital I, Inc. Funds are compensated in the form of a base salary and yearly bonus. The method for determining the salary is based on comparable industry statistics for the type, years of service and general experience of the portfolio manager. Any annual merit increase is measured on aggregate factors such as firm profitability and the managers’ level of duties and responsibilities. At this time, portfolio managers are not explicitly compensated based upon the performance of the portfolios managed. The annual bonus, if any, is measured based upon overall firm performance and profitability.  All bonuses are in the form of cash payments.

Fund Ownership by Portfolio Managers

The equity securities in the Advance Capital I, Inc. Funds beneficially owned by the portfolio managers as of December 31, 2013, were as follows:

Portfolio Manager	Advance Capital Fund	Dollar Range of Equity Securities Beneficially Owned (1)
Luis A. Cely	Retirement Income Fund	None
	Balanced Fund	None
	Equity Growth Fund	None
	Core Equity Fund	None
Christopher M. Kostiz	Retirement Income Fund	None
	Balanced Fund	$50,001 - $100,000
	Equity Growth Fund	$50,001 - $100,000
	Core Equity Fund	$50,001 - $100,000
Gregory O. MacKenzie	Retirement Income Fund	$1 - $10,000
	Balanced Fund	$1 - $10,000
	Equity Growth Fund	$1 - $10,000
	Core Equity Fund	$1 - $10,000
Vincent A. Vitale	Retirement Income Fund	None
	Balanced Fund	$1 - $10,000
	Equity Growth Fund	$1 - $10,000
	Core Equity Fund	None

(1)

Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; over $100,000.

Other Funds or Accounts Managed

Mr. Kostiz is responsible for the fixed income portion of the Balanced Fund and Retirement Income Fund.  He is also responsible for the oversight of the equities in the Equity Growth, Balanced and Core Equity Funds.  None of the portfolio managers are responsible for providing investment management of the portfolios of any other registered investment companies, pooled investment vehicles, or other accounts.

Conflicts of Interest

Advance Capital Management has adopted policies designed to address any potential conflicts associated with managing multiple portfolios. These policies include trading, best execution, 17A-7 and others. At this time, the company manages exclusively the Advance Capital I Funds and may, in the future, manage separate accounts on behalf of institutions, pensions, colleges and universities.

12b-1 Distribution Plan

Expenses of the Funds’ Retail Shares may include distribution-related expenses which this class of shares is permitted to bear under a Plan of Distribution complying with the provisions of Rule 12b-1 under the 1940 Act.  Such a Plan was approved by the Board of Directors, including a majority of the Directors who are disinterested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan.  Under the Plan, 0.25% of the average daily net assets attributable to Retail Shares of each Fund, for any fiscal year, is expended for preparation, reproduction, and distribution of sales literature and prospectuses used for sales purposes; public relations and communications with investors and prospective investors; and compensation of sales personnel.

Under the Distribution Plan, each Fund is authorized to reimburse the Distributor for its activities (which are the same as those authorized by the Plan) on behalf of each Fund on a monthly basis, provided that any payment by a Fund to a Distributor, together with any other payments made by such Fund pursuant to the Plan, shall not exceed .02083% of the average daily net assets attributable to Retail Shares of each Fund for the prior month (0.25% on an annualized basis).

The Plan was initially approved on July 17, 1987, by the Directors of the Company, including a majority of the Directors who were disinterested persons (as defined in the 1940 Act) of the Company and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the Qualified Directors).  In approving the Plan, the Directors determined that the Plan was in the best interest of the shareholders of each Fund.  At the first Annual Meeting of Shareholders held on July 22, 1988, for the shareholders of the Balanced Fund and Equity Growth Fund and July 23, 1993, for the shareholders of the Retirement Income Fund, the Plan of Distribution was approved.  A modification of the plan to reduce the fees charged under the plan to 0.25% annually, was approved by the Board of Directors on April, 24, 1992.  During the fiscal year ended December 31, 2013, the Company paid or accrued distribution expenses of $577,920, $410,560, $218,911, $31,100 for the Retirement Income Fund, Balanced Fund, Equity Growth Fund and Core Equity Fund, respectively, to the Company’s distributor, Advance Capital Services, Inc.

Administrator and Transfer Agent

Advance Capital Group, Inc., One Towne Square, Suite 444, Southfield, Michigan, 48076, serves as the Company’s Administrator and Transfer Agent.   Under the Administration and Transfer Agent Agreement, the Administrator agrees to maintain office facilities for the Company, furnish the Company with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Company, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective Funds.  The administrator prepares semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, prepares filings with the state commissions, maintains financial accounts and records and generally assists in all aspects of the Company’s operations.  Advance Capital Group, Inc., acting in its capacity as Transfer Agent, arranges for and bears the cost of processing share purchase and redemption orders, maintains shareholder record accounts and serves as dividend disbursing agent, with duties involving calculation of dividends and capital gains distributions and issuing dividend and capital gains payment records.  The Transfer Agent is also responsible for preparing and mailing to shareholders periodic account statements, federal tax information and daily confirmations of transactions in Fund shares.  In addition, the Transfer Agent will respond to telephone and mail inquiries concerning the status of shareholder accounts.

During the fiscal years ended December 31, 2011, 2012 and 2013, the Funds paid or accrued the following fees to Advance Capital Group, Inc. for its services as transfer agent and dividend disbursing agent for the Funds:

	2011	2012	2013
Retirement Income Fund	$152,399	$163,163	$179,840
Balanced Fund	$98,213	$102,014	$128,396
Equity Growth Fund	$60,824	$59,053	$74,183
Core Equity Fund	$17,698	$18,653	$22,108

Custodian

Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is Custodian of the Company’s assets.  Under the custodian agreement, Fifth Third has agreed to a) maintain separate accounts in the name of the Company; b) make receipts and disbursements of money on behalf of the Company; c) collect and receive all income and other payments and distributions on account of the Company’s portfolio securities; d) respond to correspondence from securities brokers and others relating to its duties; e) maintain certain financial accounts and records; and f)  make periodic reports to the Company’s Board of Directors concerning the Company’s operations.  Under the custodian agreement, the Custodian is entitled to monthly fees for furnishing custodial services and is entitled to reimbursement for its out of pocket expenses in connection with the above services.

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Company.  The financial highlights of the Company for the years ended December 31, 2009 through December 31, 2013, included in the Prospectus and the financial statements of the Company for the years ended December 31, 2009 through December 31, 2013, incorporated by reference into this Statement of Additional Information, respectively, have been audited by Cohen Fund Audit Services, Ltd.

Legal Counsel

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, acts as counsel to the Company.

PORTFOLIO TRANSACTIONS

The Advisor is responsible for making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities.  Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions.  With respect to over-the-counter transactions, the Company, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

The Investment Advisory Agreement between the Company and the Advisor, provides that, in executing portfolio transactions and selecting brokers or dealers, the Advisor will seek to obtain the best net price and the most favorable execution.  The Advisor will consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any for the specific transaction and on a continuing basis.  In addition, the Investment Advisory Agreement authorizes the Advisor, to the extent permitted by law and subject to the review of the Company’s Board of Directors, from time to time, with respect to the extent and continuation of this policy, to cause any of the Funds to pay a broker-dealer which furnishes brokerage and research services at a higher commission than that which might be charged by another broker-dealer for effecting the same transaction.  This is allowed when the Advisor determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor, to the accounts to which it exercises investment direction.  Such brokerage and research services may consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, yields or broad overviews of the stock market and the economy.

Supplementary research information received is in addition to and not in lieu of services required to be performed by the Advisor and does not reduce the investment advisory fee payable to the Advisor by the Company.  Such information may be useful to the Advisor in servicing both the Company and other clients, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisor in carrying out its obligations to the Company.

The Company has authorized the Advisor to pay slightly higher commissions to those firms that provide research services to the Advisor as compared to those firms which do not provide research; commonly referred to as “soft dollar” arrangements.  The Advisor will do so only if a good faith determination is made by the Advisor that the commission is reasonable in relation to the value of brokerage and research services provided.  The Company does not authorize any third party payments related to these “soft dollar” arrangements.

Portfolio securities will not be purchased from, or sold to, the Advisor, the Distributor or any affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the 1940 Act and the rules and regulations thereunder, or by order of the Securities and Exchange Commission.

Portfolio Turnover

Portfolio turnover is the practice by mutual funds of buying and selling securities within Funds.  Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of these transaction costs on the Fund’s future returns.  Typically, the greater the volume of buying and selling by the Fund, the greater the impact that brokerage commissions and other transaction costs will have on its return.  Also, Funds with high portfolio turnover rates (100% or more) may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income.  The average turnover rate for all domestic stock funds is about 80%.  For 2013, the portfolio turnover rates for Advance Capital I, Inc. Funds were as follows: Retirement Income Fund, 35%; Balanced Fund, 66%; Equity Growth Fund, 118%, Core Equity Fund, 130%.  The turnover rate for the Equity Growth Fund was higher than average due primarily to the implementation of a modified investment strategy by the Advisor. The turnover rate for the Core Equity Fund was higher than average due primarily to the termination of the Fund’s relationship with Seizert Capital Partners, LLC, the Fund’s former sub-advisor, and the implementation of the advisor’s internal strategy for managing the Fund. A turnover rate of more than 100% is likely in the Equity Growth Fund and Core Equity Fund each year as a result of the Advisor’s investment process.

CAPITAL STOCK AND OTHER SECURITIES

Advance Capital I, Inc. shares are currently classified into four series of shares, with each series representing an ownership interest in one of four separate investment portfolios.  Each series is in turn divided into two classes of shares; Retail shares and Institutional shares.  Each share is entitled to such dividends and distributions out of the income earned on the assets belonging to such class of shares as are declared at the discretion of the Board of Directors.

Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by series or class, except as otherwise expressly required by law, or when the matter to be voted upon affects only the interest of the shareholders of a particular series or class.  At such time, shares of capital stock of the Company shall be voted by individual series or class and only shares of capital stock of the respective series or class affected by a matter shall be entitled to vote on such a matter.  The approval of an investment company agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of both classes of such Fund.  Also, the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of all Funds without regard to series or class.

Shares have no preemptive rights and only conversion or exchange rights as the Board of Directors allows.  When issued for payment, the Company’s shares will be fully paid and non-assessable.  In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution of any general assets of the Company not belonging to any particular Fund which are available for distribution.

The Board of Directors is authorized, with shareholder approval, to (a) sell all assets of a Fund at net asset value for consideration involving cash or securities and transfer to another management investment company (b)  sell and convert the Fund’s assets into cash and cause all shares of the Fund to be redeemed at net asset value (c) combine the assets belonging to a Fund with the assets belonging to another Fund as long as the Board of Directors determines that such combination will not have a material adverse effect on shareholders of any Fund participating in such combination.

PURCHASE AND PRICING OF SHARES

Shares may be purchased in any of the Funds by completing an Application to Purchase Shares.  The Application and a check made payable to Advance Capital I, Inc. can be mailed to the Southfield, Michigan address located on the cover of this Statement.

Securities are valued at fair market value, or if a market quotation is not readily available or deemed unreliable, at their fair value.  The net asset value is calculated by adding up the total assets attributable to each class of shares of a Fund, subtracting all of the liabilities, or debts attributable to that class of shares, and then dividing by the total number of shares of that class which are outstanding.

Total Assets - Total Liabilities
Net Asset Value =	Number of Shares Outstanding

Set forth below is a specimen price make-up sheet showing, as of December 31, 2013, the computation of total offering price per share of Retail shares of each Fund, using the basis set forth in the Prospectus for valuation of such Fund’s portfolio securities and other assets.

SPECIMEN PRICE MAKE-UP SHEET -- December 31, 2013

	Retirement Income Fund	Balanced Fund	Equity Growth Fund	Core Equity Fund
Securities at value	$208,064,822	$169,914,293	$92,902,238	$15,013,788
Cash and other assets, including accrued income	2,273,800	1,084,467	388,368	20,386
Total assets	210,338,622	170,998,760	93,290,606	15,034,174
Liabilities, including accrued expenses	(24,768)	(18,840)	(804,404)	(31,789)
Net assets	$210,313,854	$170,979,920	$92,486,202	$15,002,385

Retail Shares - Net asset value
Net assets	$209,826,479	$170,764,537	$90,997,776	$14,489,532
Number of shares outstanding	24,378,608	8,652,540	3,595,171	1,126,100
Per share	$8.61	$19.74	$25.31	$12.87

Institutional Shares - Net asset value
Net assets	$487,375	$215,383	$1,488,426	$512,853
Number of shares outstanding	56,632	10,932	58,016	39,199
Per share	$8.61	$19.70	$25.66	$13.08

TAXATION OF THE FUNDS

The Internal Revenue Code of 1986 treats each Fund in a series mutual fund as a separate corporation.  Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986.  The Company intends to distribute to shareholders of each Fund all capital gains and income earned.  Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received.  This applies whether dividends are received in cash or as additional shares.  Information on the tax status of dividends is provided annually.  At the time of your purchase, the Fund’s net asset value may reflect undistributed income or capital gains or unrealized appreciation of securities held by the Fund.  A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as described above.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Company’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control, and a complete and thorough review of all new opening account applications.  The Company will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

FINANCIAL STATEMENTS

The report of Cohen Fund Audit Services, Ltd., the independent registered public accounting firm, and the audited financial statements of each Fund, which are contained in the Advance Capital I, Inc. Annual Report to Shareholders for the year ended December 31, 2013, previously sent to shareholders of each Fund and filed with the SEC, are hereby incorporated by reference into this Statement of Additional Information.  The Company will furnish a copy of this Annual Report to shareholders, without charge, upon request made to Advance Capital I, Inc., P.O. Box 3144, Southfield, Michigan 48037.

APPENDIX A -- DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.  (“S&P”)

AAA -- Bonds rated AAA are highest grade debt obligations.  This rating indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC and C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay principal and interest in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D -- Bonds rated D are in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Note:  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show the relative standing within the major rating categories.

Moody’s Investors Service, Inc.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as an upper medium grade obligation.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

A-1

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of a desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small.

Caa -- Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aaa through B in its corporate bond rating system.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

A-2

APPENDIX B-1 - PROXY VOTING POLICIES OF

ADVANCE CAPITAL MANAGEMENT, INC.

The following guidelines describe how Advance Capital Management, Inc. (“ACM”), as advisor to the Advance Capital I, Inc. Funds, intends to vote on some commonly raised or potentially contentious proxy issues.  These guidelines have been developed with a view to encourage companies to take action that is in the long-term best economic interest of shareholders.  The guidelines are to help determine whether to support or oppose a proposal by a corporation (or shareholder), such action having been placed before all shareholders for a vote.  Chris Kostiz is responsible for the implementation and monitoring of this policy.

The guidelines cover a broad range of corporate governance matters.  ACM documents the reason for voting for the voting decision of all non-routine proxy proposals.  This documentation will take place on the original proxy ballot that is sent to ACM.  Many types of proposals cannot be classified in advance as favorable or unfavorable.  Such a determination will depend on the origin and purpose of the proposal in the specific instance.  In such cases, ACM will assess each proposal individually to determine the probable effect on shareholder value and the impact on the rights of shareholders.  In accordance with ACM’s fiduciary duty, we will vote in the manner that most enhances the long-term value of our investments.

Board Recommendations

One of the key factors to consider when investing in a particular company is the quality and depth of its management team.  ACM believes that the recommendation of a company’s board on any issue should be given substantial weight in determining how proxies should be voted.  Generally, ACM will vote with the board on proxy issues.  ACM has latitude to vote against the board recommendations in instances where it is believed that doing so is in the best interests of shareholders.

The following is a list of common shareholder issues along with the general view of ACM on such issues:

I.  Independent Boards of Directors

ACM believes that a board with a majority of unrelated directors, and whose key committees are staffed primarily or exclusively with unrelated directors, is better positioned to evaluate corporate management and performance.  Ordinarily, ACM will not vote against a slate of directors simply because it fails to meet the independent standard.  We will do so, however, if corporate performance, over a reasonable period of time, is unsatisfactory.

II.  Size of Boards of Directors

ACM generally supports a board size of 5 to 16 members.  A board that is too large will dilute the voting power of individual members and may reduce the effectiveness of the board.  On the other hand, a board that is too small may not be able to adequately discharge its responsibilities, to the detriment of overall corporate performance.  ACM will not ordinarily vote against a slate of directors simply because the size of the board is outside the guidelines.

III.  Independent Registered Public Accounting Firm

The role of the independent registered public accounting firm is central to the audit committee’s ability to fulfill its responsibilities.  ACM prefers that the audit committee retain the services of a well-known and reputable accounting firm.  ACM will generally support the choice of independent registered public accountants recommended by the board, specifically by the audit committee of the board.  Instances of independent registered public accountants being changed for reasons other than routine rotation will be reviewed on a case-by-case basis.

IV.  Management and Director Compensation

ACM believes that each compensation plan must be reviewed in its entirety to determine if the individual parts serve the purpose of providing the right incentives to managers and directors and if the plan is reasonable.  Compensation and incentives to company management and directors should be consistent with the long-term interests of the shareholders of the company.  Incentive compensation plans must have the overriding purpose of motivating and retaining individuals and must not be unduly generous.  Plans should be closely related to individual and corporate performance.  In general, ACM will review each compensation plan on its own merit and vote in the best interest of shareholders.

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V.  Effective Stock Option Plans

ACM assesses proposed stock option plans on a case-by-case basis.  The features of each plan, together with the other aspects of total compensation are reviewed, and, after considering each of the issues, a determination is made concerning the reasonableness of the plan as a whole.  While stock option plans can be effective compensation tools in moderation, they are of concern to shareholders and need to be closely watched.  ACM looks to support stock option plans with some or all of the following features.

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Potential dilution is less than 10%.

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The numbers of options granted in a given year expressed as a percentage of shares outstanding is restricted to fewer than 1% of shares outstanding.

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There are specific performance criteria for the award of options or the vesting of options already granted.

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Options do not vest immediately.

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There are strict limits placed on the director’s ability to participate in the plan, in particular, that there is a specific and objective formula for the award of director options.

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There is no overly strong concentration of options granted to the most senior executive(s).

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There is no authority for the board of directors to lower the exercise price of options already granted.

VI.  Shareholder Rights Plans

A “shareholder rights plan” provides the shareholders of a target company with rights to purchase additional shares or to sell shares at very attractive prices, in the event of an unwanted offer for the company.  These rights, when triggered, impose significant economic penalties on a hostile acquirer.  ACM will review shareholder rights plans on a case-by-case basis.  In general, ACM will not support shareholder rights plans.

VII.  Social and Corporate Responsibility Issues

ACM will generally vote with the board on the following and other social issues:

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The Ceres Principles and other corporate environmental practices

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Board diversity

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Employment practices and employment opportunity

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Military, nuclear power and related energy issues

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Tobacco, alcohol, infant formula and safety in advertising practices

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Genetically-modified foods

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Political contributions/activities and charitable contribution

Conflicts of Interests

According to the Securities and Exchange Commission (SEC), an advisor will have a conflict if the advisor is called to vote on a proxy for a company and the advisor, or the advisor’s controlled affiliate, also:

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Manages the company’s pension plan

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Administers the company’s employee benefit plan

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Provides brokerage, underwriting, insurance or banking services to the company

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Manages money for an employee group

Currently, ACM has no material conflicts in voting proxies.  In the unlikely event that a conflict may arise in the future, ACM will disclose such material conflicts to the client and obtain the written consent of that client before voting the proxy.

Responsibility to Vote Proxies

A portfolio manager, analyst or qualified person determined by ACM is responsible for voting proxies in the Advance Capital I, Inc. Equity Growth Fund, Balanced Fund and Retirement Income Fund.

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How Proxies are Reviewed, Processed and Voted

Greg MacKenzie is responsible for reviewing, evaluating and voting all client proxies.  In general, the above referenced guidelines will be followed when voting proxies.  The votes will be processed through the Proxyedge.com web site or through the mail by hard copy proxy vote. Should ACM wish to change a vote already submitted, he may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

Reporting and Record Retention

Reports for the Advance Capital I, Inc. Equity Growth Fund, Balanced Fund and Retirement Income Fund will be furnished by Proxy Edge.  The reports will specify the proxy issues which have been voted for during the period covered and the position taken with respect to each issue.  Reports will cover quarterly and annual periods.

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